Results for the Year	12 Months Ended
Dec. 31, 2019
Results for the Year
Results for the Year

Section 3—Results for the Year

3.1         Segment information

For management purposes, the Group is managed and operated as one business unit, which is reflected in the organizational structure and internal reporting. No separate lines of business or separate business entities have been identified with respect to any product candidate or geographical market and no segment information is currently disclosed in the Group’s internal reporting. Accordingly, it has been concluded that it is not relevant to include segment disclosures in the financial statements as the Group’s business activities are not organized into business units, products or geographical areas.

3.2          Staff costs

	Year ended December 31
	2019	2018	2017
	USD ‘000	USD ‘000	USD ‘000
Compensation to all personnel of the Group
Wages and salaries	825	1,123	2,166
Social taxes and benefits	46	27	197
Share-based payments (Note 3.3)(a)	2,145	6,170	7,082
Total	3,016	7,320	9,445
Staff costs are included in the statement of profit or loss as follows:
Research and development costs	664	1,721	5,712
General and administrative costs	2,352	5,599	3,733
Total	3,016	7,320	9,445

Compensation to senior management personnel of the Group (b)
Wages and salaries (c)	324	342	622
Severance benefits	—	—	117
Share-based payments (d)	1,266	3,088	223
Total compensation paid to senior management personnel	1,590	3,430	962
(a)

The amount disclosed for the year ended December 31, 2017 includes the effect of the reversal of previously recognized share-based compensation of $7.6 million in connection with the termination of certain employees as well as an expense of $2.7 million related to certain terminated employees being allowed to hold vested options.

(b)

Senior management consisted of the Company’s Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer. The Company’s Chief Operating Officer and Chief Financial Officer were terminated during 2017 and have not been replaced.

(c)

As discussed in more detail in Note 3.3, during each of the years ended December 31, 2019, 2018 and 2017, certain amounts were paid to warrant and option holders, including senior management, that were deemed to be a repurchase of equity awards and accounted for as a reduction of shareholders’ equity. The amounts disclosed exclude $253,000,  $265,000 and $7.2 million, respectively, that was paid to senior management and accounted for as a repurchase of equity awards.

(d)

The amount disclosed for the year ended December 31, 2017 includes the effect of the reversal of previously recognized share-based compensation of $5.3 million in connection with the termination of certain members of senior management as well as an expense of $1.3 million related to certain terminated members of senior management being allowed to hold vested options.

See Note 6.1 for compensation paid to the members of the board of directors.

3.3          Share‑based payment

Unless otherwise stated, all amounts disclosed in this Note, including the quoted share prices, have been revised to reflect the Share Split as if it had occurred at the beginning of the earliest period presented. In addition, per share amounts in DKK have been updated as the result of changes in exchange rates. Accordingly, the information reported herein may differ from the amounts previously reported.

The Group has entered into various share‑based payment arrangements through the granting of equity awards in the form of warrants, options or deferred shares (collectively “equity awards”) to employees, consultants (who provide services similar to employees), non‑employee consultants and members of the board of directors. Equity awards have been granted under either the Company’s 2014 Omnibus Equity Incentive Compensation Plan (the “Equity Plan”) or outside the Equity Plan. Outstanding warrants and options have exercise prices stated in DKK or USD. Equity awards that have exercise prices in DKK have been translated to USD.

Prior to the Share Split in 2017, each ADS represented one (1) ordinary share. At the time of the Share Split and after the subsequent Capital Reduction, each ADS represented ten (10) ordinary shares and two (2) ordinary shares, respectively. On December 6, 2019, a further ADS ratio change was implemented, which resulted in each ADS representing fourteen (14) ordinary shares (see Note 1.4). The per share amounts disclosed herein are based on one ordinary share and therefore, the ADS ratio change on December 6, 2019 has no effect on the amounts disclosed.

The terms of the Equity Plan provide for the board of directors, or a committee appointed by the board of directors, to grant equity awards to employees, consultants and directors of the Group. Subsequent to the Share Split and the Capital Reduction, the Equity Plan currently provides for the granting of an aggregate of 9.9 million ordinary shares. Awards can be in the form of ordinary shares, deferred shares, restricted shares or share options with terms and vesting conditions determined by the board of directors. The Equity Plan contains antidilution provisions in the event of a stock split or certain other corporate transactions. As of December 31, 2019, 3.2 million shares were available for future grant under the Equity Plan. In addition, at December 31, 2019, under Danish Corporate Law, the board of directors has available for the future grant 2.1 million warrants and 17 million deferred shares (inclusive of the shares available for future grant under the Equity Plan).

During April 2019, 7,200 options (the “2019 Option”) were granted to one employee at an exercise price per share of $0.60. The 2019 Option vests monthly over 36 months commencing on April 1, 2019.; however, the 2019 Option contains a provision whereby the holder cannot exercise prior to a defined date. Vesting and the exercise period are accelerated in the event there is a change in control, as defined in the award agreement. The terms of the 2019 Option include antidilution protection to the holder in the event there is a distribution to the shareholders as defined in the underlying award agreement. The 2019 Option expires on April 1, 2025. At the date of grant, the aggregate fair value of the 2019 Option was not material.

During September 2018, 7,200 options (the “2018 Option”) were granted to one employee at an exercise price per share of $1.40. The 2018 Option vests in increments as defined through September 1, 2021; however, the 2018 Option contains a provision whereby the holder cannot exercise prior to a defined date. Vesting and the exercise period are accelerated in the event there is a change in control, as defined in the award agreement. The terms of the 2018 Option include antidilution protection to the holder in the event there is a distribution to the shareholders as defined in the underlying award agreement. The 2018 Option expires on August 31, 2024. At the date of grant, the aggregate fair value of the 2018 Option was not material.

During the second half of 2018, the Company’s board of directors allowed two former employees to continue to hold 105,000 vested options (collectively the “2018 Vested Options”) that would have otherwise been forfeited shortly after each former employee’s termination date if not exercised. The exercise prices of the 2018 Vested Options ranging from 0.01 DKK to $3.77 and the expiration dates, as stated in the underlying awards agreements, do not exceed June 19, 2023. For financial reporting purposes, allowing the former employees to hold the 2018 Vested Options to their stated expiration dates was accounted for as a modification. The financial statement impact of allowing the former employees to hold the 2018 Vested Options to their stated expiration date was not material.

During the year ended December 31, 2018, a total of 706,000 warrants were exercised yielding proceeds to the Company of $1,000. The quoted fair values of an ordinary share of the Company on the dates of exercise were $1.36 with respect to 334,000 warrants and $1.49 for the remaining warrants.

During March 2017, the Company granted 60,000 options (600,000 after the Share Split) to the Company’s Chief Executive Officer with an exercise price of $27.49  ($2.75 after the Share Split). Vesting is monthly over 48 months commencing on March 1, 2017; however, each award contains a provision whereby the Chief Executive Officer cannot exercise prior to a defined date. Vesting and exercise periods are accelerated in the event there is a change in control, as defined in the option award agreement. Stock options expire six years from the date of grant. At the date of grant, the aggregate fair value of options granted in March 2017 totaled $913,000.

During June 2017, the Company granted 825,000 options (8.3 million after the Share Split) (the “June 2017 Options”), including 300,000  (3 million after the Share Split) that were granted to the Company’s Chief Executive Officer and 75,000  (750,000 after the Share Split) that were granted to members of the Company’s Board of Directors, that have an exercise price of $20.35  ($2.04 after the Share Split). Vesting is monthly over 36 months commencing on June 1, 2017; however, each award contains a provision whereby the option holder cannot exercise prior to a defined date. Vesting and/or exercise periods are accelerated under certain defined situations, including a change in control. The terms of the June 2017 Options include antidilution protection to the holders in the event there is a distribution to the shareholders as defined in the underlying award agreements. As a result of the Capital Reduction and the antidilution protection, the exercise price of the June 2017 Options has been decreased to the nominal value of an ordinary share, the number of shares that may be subscribed for pursuant to the June 2017 Options has been reduced by 80%  (6.6 million options after the Share Split) (referred to as the "June 2017 Award Adjustment") and the holders could be due a total cash payment of 1.9 million EUR ($2.2 million based on the December 31, 2017 exchange rate) if all of the June 2017 Options vest.

The table below summarizes the amount paid in EUR (and USD equivalent) during each of the years ended December 31, 2019, 2018 and 2017 to the holders of the June 2017 Options as provided for by the June 2017 Award Adjustment:

	Year Ended December 31,
	2019	2018	2017
	EUR ‘000	EUR ‘000	EUR ‘000
Total paid in EUR in accordance with June 2017 Award Adjustment	596	650	361
	USD ‘000	USD ‘000	USD ‘000
USD equivalent converted at the prevailing conversion rate	670	761	430

As of December 31, 2019, the remaining cash payment due to the holders of the June 2017 Options, if vesting occurs in full, is 248,000 EUR ($278,000 based on the December 31, 2019 exchange rate). Such amount is payable on pro rata basis over the remaining vesting period that ends on May 31, 2020. Since the June 2017 Option award agreements contain antidilution terms, payments made to the holders as the result of such terms are treated as a reduction to shareholder equity. The June 2017 Options expire six years from the date of grant. At the date of grant, the aggregate fair value of options granted in June 2017 Options totaled $8.9 million.

During June 2017, the Company granted 90,000 deferred shares (900,000 after the Share Split) (the “June 2017 Deferred Shares”), including 45,000  (450,000 after the Share Split) granted to the Company’s Chief Executive Officer. Subject to meeting defined employment provisions, 50,000 of the June 2017 Deferred Shares (500,000 after the Share Split), including 25,000  (250,000 after the Share Split) held by the Company’s Chief Executive Officer, vest in the event there would have been a successful outcome of the Interference Proceeding, as defined in the award agreements, and, subject to meeting defined employment provisions, the balance vest in the event there is a successful outcome of the Opposition Proceeding as defined in the award agreements. The deferred shares that vest in the event there is a successful outcome to the Interference Proceeding expire five years from the date of grant, or earlier, in the event of an unsuccessful outcome in the Interference Proceeding, while the remaining deferred shares expire five years from date of grant, or earlier, in the event of an unsuccessful outcome of the Opposition Proceeding. At the date of grant, the aggregate fair value of the deferred shares totaled $1.8 million. The fair value of the June 2017 Deferred Shares will be recognized as an expense within the statement of profit and loss only if such deferred shares vest. In addition, the award agreements underlying the June 2017 Deferred Shares contain provisions similar to the antidilution provisions included in the June 2017 Options. Accordingly, the number of shares that may be subscribed for pursuant to the June 2017 Deferred Shares awards agreements has been reduced by 80% (720,000 deferred shares after the Share Split) (referred to as the “Deferred Share Adjustment”) and the antidilution provisions would have obligated the Company to remit an aggregate of 1.7 million EUR ($2.0 million based on the December 31, 2019 exchange rate) to the holders, payable upon vesting, if all the June 2017 Deferred Shares had vested. Subsequent to the Deferred Share Adjustment, there were 180,000 deferred shares outstanding of which 100,000 would have vested upon a successful outcome of the Interference Proceeding and the balance vest in the event there is a successful outcome of the Opposition Proceeding as defined in the award agreements. As a result of the unsuccessful outcome of the Interference Proceeding, as discussed in Note 1.2, 100,000 deferred shares expired on January 9, 2019 when the Federal Circuit’s decision became final. The potential antidilution payment due to the holders of the June 2017 Deferred Shares should the Company by successful in the Opposition Proceeding, as defined, totals 777,000 EUR ($870,000 based on the December 31, 2019 exchange rate).

During the year ended December 31, 2017, a number of employees, including the Company’s former Chief Executive and Operating Officer, Chief Financial Officer, and two board members terminated roles with the Company (collectively “Former Employees”). At the time of termination, unvested equity awards held by the Former Employees were forfeited resulting in the reversal of previously recognized share-based compensation of $7.6 million. The equity awards forfeited included 284,000 deferred shares (2.8 million after the Share Split) and 564,000 options or warrants (5.6 million after the Share Split). The Company’s board of directors allowed ("Allowance") the Former Employees to continue to hold 1.1 million vested options or warrants (11.1 million after the Share Split) that would have otherwise been forfeited shortly after each Former Employee’s termination date if not exercised. As the result of the Allowance, the Company, during the year ended December 31, 2017, recognized share-based compensation of $2.7 million.

In November 2017, the shareholders of the Company approved an amendment to the Company’s articles of association. The amendment modified the terms of certain outstanding options and warrants granted by the Company before June 2017 to mitigate the dilution to such awards caused by the Capital Reduction. In November 2017, a similar amendment was approved by the board of directors of the Company in respect of certain deferred share awards granted by the Company before June 2017 (the amended options, warrants and deferred shares are collectively referred to as the “Awards” and the amendments of the Awards are collectively referred to as the “Amendment”). For financial reporting purposes, the Amendment was accounted for as a modification whereby any increase in the fair value of an Award resulting from the Amendment is deemed to be additional compensation to the Award holder and accounted for as discussed below. The Amendment was designed to apply a set of principles (the “Principles”) consistently across all Awards; however, since the Awards affected by the Amendment had a wide range of different terms, the Amendment’s effect on individual Awards varied resulting in certain Awards increasing in fair value while others decreased in fair value. The Principles employed were modelled off the Capital Reduction including, but not limited to, the per share cash distributed to shareholders and the 80% annulment of shares (see Note 5.1). The overall effect of the Amendment provided for cash payments to Award holders of 36.2 million EUR ($43.4 million based on the December 31, 2017 exchange rate) and a reduction in the number of outstanding Awards of 28.8 million. In situations where the Amendment favorably affected the fair value of an Award, such effect was deemed to be additional compensation to the Award holder that will be expensed over the remaining vesting period for unvested Awards and expensed immediately in connection with vested Awards. In situations where the fair value of an Award was negatively affected by the Amendment, no expense will be recognized. Cash payments made to Award holders were deemed to be a partial repurchase of the Award and accounted for as a reduction to shareholder equity except in situations where the cash payment to an Award holder increased the fair value of an Award. In situations where the cash payment to an Award holder increased the fair value of an Award, such increase was deemed to be additional compensation and expensed, as discussed above, based on the Award’s vesting status. As a result of the Amendment, the Group recognized compensation of $11.7 million and a reduction to shareholder equity of $32.2 million. Subsequent to the Amendment, the exercise prices of options and warrants range from 0.01 DKK (or $0.0015 based on the December 31, 2019 exchange rate) to $14.13 per share and the holders of deferred shares need to remit 0.01 DKK (or $0.0015 based on the December 31, 2019 exchange rate) per share upon the issuance.

During March 2017, 40,000 warrants (401,000 after the Share Split) were exercised yielding proceeds to the Company of $49,000. The quoted fair value of an ordinary share of the Company on the date of exercise was $27.95  ($2.80 after the Share Split).

During the year ended December 31, 2015 a total of 500,000 stock options (5 million after the Share Split) were granted to non‑employee consultants of the Group (“Consultant Options”). 250,000 Consultant Options (2.5 million after the Share Split) have an exercise price of $28.26  ($2.83 after the Share Split) and the balance have an exercise price of $141.30  ($14.13 after the Share Split). The Consultant Options expire on May 15, 2020 and vesting is over five years; however, the Consultant Options can only be exercised during the period from April 2, 2020 to May 15, 2020. Vesting and exercise are accelerated in the event there is a change in control as defined in the option award agreements. The Company’s board of directors holds a unilateral right to terminate the Consultant Options for any reason at any time prior to vesting. The fair value of the Consultant Options is measured using the Black-Scholes model with inputs not materially different from those discussed below. The fair value of the Consultant Options is determined as services are rendered. As of December 31, 2019 (after the Share Split), 4 million of the Consultant Options have vested including 2 million with an exercise price of $2.83 (after the Share Split). The fair value of the Consultant Options was computed using the Black-Scholes method and not based on the value of the services received. In reaching the decision to use the value of the Consultant Options and not the value of the services, management considered the variability in the nature, timing and extent of services to be provided by the non‑employee consultants that will be significantly affected by actions taken by parties who are not under the control of the Group. Accordingly, the value and timing of the services to be received over the service period cannot be estimated reliably and therefore the value of the Consultant Options was deemed to be a more accurate measure of the consideration paid to the non‑employee consultants for services rendered. The total expense recognized during each of the years ended December 31, 2019, 2018 and 2017 was $3,000,  $96,000 and $615,000, respectively.

The table below summarizes the activity for each of the years ended December 31, 2019, 2018 and 2017 for equity awards in the form of options and warrants and the weighted average exercise price (“WAEP”):

	Share Options and Warrants Adjusted for the Share Split
	Key	Employees	Non-
	Management	and	Employee	Total
	Personnel (*)	Consultants	Consultants	Awards	WAEP
	No. ‘000	No. ‘000	No. ‘000	No. ‘000
Outstanding at January 1, 2017	15,623	26,276	4,996	46,895	$2.08
Granted	4,350	4,500	—	8,850	$2.08
Exercised	—	(401)	—	(401)	$0.12
Forfeited	(2,976)	(2,773)	—	(5,749)	$1.86
Effect of the Amendment and the June 2017 Award Adjustment	(12,801)	(22,603)	—	(35,404)	$1.33
Outstanding at December 31, 2017	4,196	4,999	4,996	14,191	$3.45
Granted	—	7	—	7	$1.40
Exercised	(123)	(583)	—	(706)	Nil
Expired	(333)	(179)	—	(512)	Nil
Outstanding at December 31, 2018	3,740	4,244	4,996	12,980	$3.77
Granted	—	7	—	7	$0.60
Expired	—	(89)	—	(89)	Nil
Outstanding at December 31, 2019	3,740	4,162	4,996	12,898	$3.80
Exercisable at December 31, 2019	3,493	4,034	3,997	11,524

(*)Includes current and former senior management and current and former members of the board of directors.

The weighted average remaining contractual life of equity awards in the form of options and warrants outstanding as of December 31, 2019, 2018 and 2017 was 1.4 years, 2.4 years and 3.2 years, respectively.

The table below summarizes the range of exercise prices, after converting, where applicable, exercise prices that are stated in DKK to USD, for outstanding equity awards in the form of options and warrants as of December 31, 2019, 2018 and 2017.

	Adjusted for the Share Split
Range of exercise prices (per share)	2019	2018	2017
	No. ‘000	No. ‘000	No. ‘000
$0.0015	6,318	6,407	7,625
$0.60 to $1.26	193	186	179
$2.24 to $2.83	2,618	2,618	2,618
$3.77	674	674	674
$4.51 to $6.92	597	597	597
$14.13	2,498	2,498	2,498
Total	12,898	12,980	14,191

The tables below summarize the inputs to the model used to value equity awards, including modifications of equity awards, as well as the average fair value per option or warrant awarded or modified for each of the years ended December 31, 2019, 2018 and 2017:

Year ended December 31, 2019
Dividend yield (%)	Zero
Expected volatility (%)	85
Risk-free interest rate (%)	2.3
Expected life of the equity award (years)	3
Share price	0.60 USD
Exercise price	0.60 USD
Model used	Black-Scholes
Basis for determination of share price	Quote on Nasdaq
Average fair value per option or warrant granted	0.33 USD

Year ended December 31, 2018
Dividend yield (%)	Zero
Expected volatility (%)	73 – 86
Risk-free interest rate (%)	2.8 to 2.9
Expected life of the equity award (years)	2.3 to 3.3
Share price	0.53 USD to 1.30 USD
Exercise price	1.40 USD to 3.77 USD
Model used	Black -Scholes
Basis for determination of share price	Quote on Nasdaq
Average fair value per option or warrant granted	0.21 USD

Year ended December 31, 2017
Dividend yield (%)	Zero
Expected volatility (%)	64 – 79
Risk-free interest rate (%)	(0.7) to 2.1
Expected life of the equity award (years)	0.5 to 7
Share price	2.04 USD to 2.74 USD
Exercise price	0.0016 USD to 6.92 USD
Model used	Black-Scholes
Basis for determination of share price	Quote on Nasdaq
Average fair value per option or warrant granted	10.90 USD

The table below summarizes the deferred share activity for each of the years ended December 31, 2019 and 2017 (there were no deferred shares granted, issued or forfeited during the year ended December 31, 2018):

	Deferred Shares Adjusted
	for the Share Split
	Key	Employees
	Management	and	Total
	Personnel (a)	Consultants	Awards
	No. ‘000	No. ‘000	No. ‘000
Outstanding at January 1, 2017	3,217	300	3,517
Granted	450	450	900
Forfeited (b)	(2,842)	—	(2,842)
Effect of the Amendment and the Deferred Share Adjustment	(419)	(456)	(875)
Outstanding at December 31, 2017 and 2018	406	294	700
Forfeited	(50)	(50)	(100)
Outstanding at December 31, 2019 (c)	356	244	600
Vested and unissued at December 31, 2019	285	205	490

(a)Includes current and former senior management and current and former members of the board of directors. Also see Note 6.1.

(b)

During 2014, 5.7 million deferred shares were granted to the Company’s Chief Financial Officer (“CFO”). The deferred shares vested annually over four years. The CFO was terminated during 2017 and 2.8 million unvested deferred shares were forfeited.

(c)	At December 31, 2019, each deferred share has an exercise price of 0.01 DKK or $0.0015 based on the December 31, 2019 exchange rate.

Share‑based compensation expense included within operating results for each of the years ended December 31, 2019, 2018 and 2017 is as follows:

	Year Ended December 31,
	2019	2018	2017
	USD ‘000	USD ‘000	USD ‘000
Research and development costs	625	1,547	4,852
General and administrative costs	1,520	4,623	2,230
Total	2,145	6,170	7,082

Significant Judgments

Determining the fair value of equity awards, whether at grant date, modification date or the date of the Amendment, and the subsequent accounting for equity awards requires significant judgment regarding expected life and volatility of an equity award; however, as a public listed company there is objective evidence of the fair value of an ordinary share on the date an equity award is granted or modified. The expected life of an equity award is based on the assumption that the holder will not exercise until after the equity award is fully vested and all restrictions on the holders’ ability to dispose of the underlying ordinary shares expire. Actual exercise patterns may differ from the assumption used herein. The volatility rate used to value equity awards has been based on either peer group volatility, where the expected life of an equity award exceeds the Company’s historical trading data, or the Company’s volatility rate where historical trading activity of the Company equals or exceeds the expected life of an equity award. Using historical volatility rates to project future trends is a highly subjective estimate that may not necessarily be the actual outcome. The peer group consists of listed companies that management believes are similar to the Company in respect to industry and stage of development. Even with objective evidence of the fair value of an ordinary share, small changes in any other individual assumption or in combination with other assumptions could have yielded significantly different results.

3.4          Income tax

The major components of income tax benefit (expense) reported in the consolidated statement of profit and loss for the years ended December 31, 2019, 2018 and 2017 are as follows:

	Year Ended December 31,
	2019	2018	2017
	USD ‘000	USD ‘000	USD ‘000
Current income tax benefit (expense)	—	161	(244,288)
Deferred income tax benefit (expense)	—	43	(23,107)
Total income tax benefit (expense)	—	204	(267,395)

The tax benefit recognized during the year ended December 31, 2018 of $204,000 results in part from an adjustment relating to the prior year of $161,000 and the balance relates to changes in deferred tax balances during the period. During the year ended December 31, 2019, no tax benefit (expense) was recognized as the result of the tax loss incurred combined with no deferred tax asset recognition.

Taxable profits are not assured beyond the year ended December 31, 2017; therefore, temporary differences that will be available to offset taxable profits after December 31, 2017 do not meet the criteria for financial statement recognition and therefore the related deferred tax assets have not been recognized.

The income tax benefit (expense) recorded for the years ended December 31, 2019, 2018 and 2017 is reconciled as follows:

	2019	2018	2017
	USD ‘000	USD ‘000	USD ‘000
(Loss) income before tax	(4,221)	(8,926)	1,184,488
Tax benefit (expense) at the Company’s statutory income tax rate (1)	929	1,964	(260,587)
Adjustments:
Non-deductible expenses for tax purposes	—	(2)	(1,780)
Effect of higher tax rate in Germany (2)	(6)	(7)	(4,980)
(Unrecognized) recognized deferred tax assets	(923)	(1,912)	(48)
Adjustment related to prior year	—	161	—
Income tax benefit (expense) reported in the statement of profit and loss	—	204	(267,395)
Effective tax rate	0.0%	2.3%	22.6%
(1)	The statutory Danish tax rate for each of the years presented is 22%.

(2)	The statutory German tax rate for each of the years presented is 31.9%.

For Danish and United States tax purposes, FP USA does not conduct a trade or business and is therefore deemed to be a disregarded entity (“Disregarded Entity”). Accordingly, FP USA is not subject to income taxes in the United States. Recently enacted tax legislation in the United States had no impact on the Group.

The income tax receivable at December 31, 2019 and 2018 of $178,000 and $182,000, respectively, is related to the Company's Danish tax return for the year ended December 31, 2017. Such amount is expected to be received upon the completion of the tax audit in Denmark that is discussed further below. The income tax payable at December 31, 2018 of $68,000 is related to FP GmbH's German tax return for the year ended December 31, 2017, which was settled during the year ended December 31, 2019.

Deferred tax

The unrecognized deferred tax assets at December 31, 2019 and 2018 are as follows:

	2019	2018
	USD ‘000	USD ‘000
Tax effect of tax loss carry forwards	5,770	5,344
Share-based payments	631	503
Other	6	(39)
Unrecognized deferred tax assets, net	6,407	5,808

The Group has the following unrecognized deductible temporary differences as of December 31, 2019, 2018 and 2017:

	Denmark			Germany
	2019	2018	2017	2019	2018	2017
	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000	USD ‘000
Unused tax losses	6,768	4,276	—	13,409	13,793	14,805
Other temporary differences primarily share-based payments	2,896	2,107	10,474	—	—	—

The Danish and German tax loss carry forwards have no expiry date. For Danish tax purposes, the Company’s ability to use tax loss carry forwards in any one year is limited to 100% of the first 8.4 million DKK ($1.3 million based on the December 31, 2019 exchange rate) of taxable income plus 60% of taxable income above 8.4 million DKK. For German tax purposes, FP GmbH's ability to use tax loss carry forwards in any one year is limited to 100% of the first 1.0 million EUR ($1.1 million based on the December 31, 2019 exchange rate) of taxable income plus 60% of taxable income above 1.0 million EUR. Other deductible temporary differences are not subject to any restrictions.

During the year ended December 31, 2017, the Company recognized a tax benefit within the consolidated statement of changes in shareholders’ equity of $6.3 million . This tax benefit resulted from the exercise of equity awards where the Company’s tax filing provided a tax deduction in excess of the corresponding share-based compensation recognized within reported operating results.

Joint Taxation Groups

During the period from January 19, 2013 to December 31, 2015, the Parent was part of a Danish joint taxation group with Tech Growth Invest ApS and entities under Tech Growth Invest ApS’s control (collectively “Tech Growth”). An entity that was part of Tech Growth experienced a change in ownership on December 31, 2015. As a result of the change in ownership , the year ended December 31, 2015 was the final year that the Parent was part of the Danish joint taxation group with Tech Growth. On January 1, 2016, the Parent became part of a new Danish joint taxation group (“2016 Tax Group”) with NB FP Investment General Partner ApS and FA. Effective June 30, 2017, Operations became a member of the 2016 Tax Group and FWP IP was a member of the 2016 Tax Group for the period from June 30, 2017 through the date of the Sale (November 22, 2017). The Parent, Operations and FA continue to be members of the 2016 Tax Group.

The Company remains jointly and severally liable with other entities in the Tech Growth joint taxation group for Tech Growth’s Danish tax liabilities during each of the years ended December 31, 2015, 2014 and 2013. The Company, Operations and FA are jointly and severally liable under the 2016 Tax Group for Danish tax liabilities incurred by members of the 2016 Tax Group while being a member of the 2016 Tax Group.

Significant Judgments

The Group recognizes deferred tax assets, including the tax base of tax loss carry‑forwards, if management assesses that these tax assets can be offset against future positive taxable income. Significant management judgment is required to determine the amount of deferred tax assets that can be recognized, based upon the likely timing and the level of future taxable profits together with future tax planning strategies. This judgment is made periodically after considering current facts, circumstances, budgets and business plans as well as the risks and uncertainty associated with the operations of the Group. As facts and circumstances change, adjustments to previously made estimates will be made that could result in volatility in reported operating results and the occurrence of unforeseen events could have a material favorable or unfavorable effect on the financial statements of the Group.

Further, the Group exercises judgments in evaluating the appropriateness of tax filing positions under applicable tax laws that may be complex. When exercising such judgments, Management consults with professional tax advisors when establishing tax filing positions and further consults with professional tax advisors on a current basis in evaluating tax uncertainties as further described below.

Tax uncertainties

The Group's Danish, German and United States tax returns are subject to periodic audit by the local tax authorities and are subject to ongoing audits in Germany and Denmark. Such audits could result in the tax authorities disagreeing with the tax filing positions taken by the Group, which would expose the Group to additional taxes being assessed, including interest and penalties that could be material.

The Group exercises significant judgment when determining tax filing positions. The tax rules and regulations are very complex and there can be no assurance that management's interpretation and application of these rules and regulations to determine tax filing positions will be accepted by the tax authorities. If the tax authorities reject a tax filing position taken by a Group company, it would likely have a material adverse effect on the Group’s financial position and operating results. There is a risk that the tax authorities could impose additional taxable income or disallow the deductibility of expenses on intercompany cross-border transactions resulting in higher tax obligations in one or more tax jurisdictions. Management's experience has been that the tax authorities can be aggressive in taking positions that would increase taxable income and/or disallow deductible expenses. If the tax authorities are successful in increasing taxable income and/or disallowing deductible expenses in one or more jurisdictions, it would result in the Group experiencing a higher effective tax rate that could be material. Management consulted with professional tax advisors when establishing tax filing positions and believes that the tax filing positions taken are in accordance with tax regulations; however, there is always a risk that the tax authorities could disagree with the tax filing positions taken resulting in additional taxes, interest and penalty becoming due and such amount could be material. See also “Joint tax audit in Denmark and Germany” below.

The Company has taken the position that since FP USA meets the definition of a Disregarded Entity, it is not subject to United States federal or state income tax. In reaching this conclusion, significant judgment was used in evaluating the nature of the operations in the United States, the interpretation of the Unites States and Danish tax laws, and the income tax treaty between the Unites States and Denmark. Management believes that the tax filing positions taken in the United States and Denmark regarding FP USA are correct; however, there is always a risk that the United States or Danish tax authorities could disagree with the tax filing positions taken resulting in additional taxes, interest and penalty becoming due and such amount could be material.

During the year ended December 31, 2017, the Company made certain cash payments (the "Deduction") to equity award holders in accordance with amendments to the Company’s article of association that were approved by the Company’s shareholders and board of directors (see Note 3.3). The Company believes the Deduction, that totaled 36.2 million EUR ($43.4 million based on the December 31, 2017 exchange rate), represents, for tax reporting purposes, compensation for services rendered to the Company and is tax deductible for Danish tax purposes in the year ended December 31, 2017. Management believes that the tax  filing position taken with regards to the Deduction is in accordance with tax regulations and that appropriate tax provisions have been made in the accompanying financial statements; however, there is always a risk that the Danish authorities could disagree with the tax filing positions taken resulting in additional taxes, interest and penalty becoming due and such amount could be material. There were similar cash payments made to equity award holders during the years ended December 31, 2019 and 2018 that totaled 596,000 EUR ($670,000 based on the December 31, 2019 exchange rate) and 650,000 EUR ($761,000 based on the December 31, 2018 exchange rate), respectively; however, such amounts are reflected herein as unrecognized deductible temporary differences at December 31, 2019 and 2018 and disclosed above as unused tax losses in Denmark.

As of December 31, 2019, the tax years that remain open for audit by the Danish, German, and United States tax authorities include 2013 through 2019 in Germany and 2014 through 2019 in Denmark and the United States.

Joint tax audit in Denmark and Germany

Currently, the Danish and German tax authorities are conducting a joint tax audit of the Group’s Danish and German tax returns covering multiple years through the year ended December 31, 2017. Conducting a joint tax audit is expected to reduce the burden and cost to the Group of undergoing two audits that address similar transactions and to accelerate the resolution of disagreements.

To date, the joint tax audit has focused on the intercompany recognition of revenue and expenses to ensure that such transactions were conducted at arm’s length. It is possible that the ongoing joint tax audit could result in the Danish and German tax authorities mutually agreeing to allocate a greater portion of the Group’s total 2017 taxable income to FP GmbH (referred to as the “Reallocation of Taxable Income”). If such Reallocation of Taxable Income were to occur, it could trigger a net increase in the Group’s total income tax expense caused by the higher statutory tax rate in Germany of 31.9% versus Denmark’s statutory tax rate of 22.0%. Effectively, the Reallocation of Taxable Income would shift taxable income to Germany that would be taxed at 31.9% while reducing taxable income in Denmark that was taxed at 22.0%. FP GmbH has available tax loss carryforwards of 12.0 million EUR ($13.4 million based on the December 31, 2019 exchange rate) that could be used to mitigate an increase in income tax expense resulting from a Reallocation of Taxable Income. Any Reallocation of Taxable Income that is not covered by FP GmbH’s tax loss carryforwards and not subject to minimum taxation rules in Germany would result in an increase in income tax expense at a rate of approximately 10 percentage points.

The Danish and German tax authorities may currently be discussing a Reallocation of Taxable Income; however, Management has determined, based on consultations with the Group’s tax advisors, that it is not probable (i.e., more likely than not) that the Group will be required to pay additional taxes to the German tax authorities upon the conclusion of the joint tax audit. However, such determination is inherently subjective and, if it is incorrect, then the Group may be subject to significant additional tax levies. The ultimate resolution of the joint tax audit may require that the Group incur a material outflow of cash that would negatively affect the Group’s financial position, results of operations and cash holdings. If the Danish and German tax authorities mutually agree to a Reallocation of Taxable Income, the Group’s only option to mitigate the increase in income tax expense would be to seek relief through litigation in Germany. If litigation in Germany were pursued, it would be time-consuming and costly and there is no assurance that the outcome of such litigation would be successful.

If the Danish and German tax authorities do not mutually agree to a Reallocation of Taxable Income, the German tax authorities could unilaterally increase the taxable income of FP GmbH, which could lead to double taxation and an increase in the Group’s total income tax expense. In such case, the Group’s only option to mitigate the increase in income tax expense would be to seek relief through entering into a Mutual Agreement Procedure ("MAP") comprising a government-to-government dispute resolution mechanism and/or commence litigation against the tax authorities. If relief is sought through a MAP, double taxation will be eliminated; however, there is no assurance that a MAP and/or litigation would eliminate a net increase in the Group’s total income tax expense caused by a Reallocation of Taxable Income, which could be material and could result in a material outflow of cash that would negatively impact the Group’s financial position, operating results, and cash holdings.

The cost to pursue litigation in Germany and/or a MAP individually, or in combination with any potential taxes, interest, and penalties due at the conclusion of the litigation and/or MAP, could have a material adverse effect on the Group’s financial position, operating results, and cash holdings

The timing of the completion of the joint tax audit by the tax authorities is currently unknown.

3.5         Net (loss) income per share

Basis for preparing per share amounts

The amounts disclosed below have been prepared to reflect the Share Split, as discussed in Note 1.1, as if it had occurred at the beginning of the earliest period presented. In addition, the Capital Reduction was effected by the annulment of 80% of the ordinary shares outstanding and was deemed, for IFRS purposes, to have been at a 15% premium (the “15% Premium”) based on the trading price of an ADS immediately before the Capital Reduction was executed. The 15% Premium, as per IAS 33 Earnings per Share, is accounted for in a manner similar to the Share Split (as the outflow of resources was greater than the reduction in the number of shares outstanding) and reflected in the below amounts as if it had occurred at the beginning of the earliest period presented. The combined effect of the Share Split and the 15% Premium is as if a 11.5 for 1 share split had occurred at the beginning of the earliest period presented.

Net (loss) income per share

The following reflects the net (loss) income attributable to ordinary shareholders and share data used in the basic and diluted net (loss) income per share computations for each of the years ended December 31, 2019, 2018 and 2017:

	2019	2018	2017
	USD	USD	USD
Net (loss) income attributable to ordinary shareholders of the Parent used for computing basic and diluted net (loss) income per share	(4,221)	(8,722)	917,093
Weighted average number of ordinary shares used for basic per share amounts	95,074	94,671	380,133
Dilutive effect of outstanding options, warrants and deferred shares	—	—	18,810
Weighted average number of ordinary shares used for diluted per share amounts	95,074	94,671	398,943
Net (loss) income per share basic	(0.04)	(0.09)	2.41
Net (loss) income per share diluted	(0.04)	(0.09)	2.30

Amounts within the table above are in thousands except per share amounts

Basic (loss) income per share amounts are calculated by dividing the net (loss) income for the year attributable to ordinary shareholders of the Parent by the weighted average number of ordinary shares outstanding during the year. The diluted per share amounts are calculated by dividing the net income for the year attributable to ordinary shareholders of the Parent by the weighted average number of ordinary shares outstanding during the period increased by the dilutive effect of the assumed issuance of deferred shares and exercise of outstanding options and warrants. As the result of the Group incurring losses for each of the years ended December 31, 2019 and 2018, the potential shares issuable related to outstanding deferred shares, options and warrants have been excluded from the calculation of diluted per share amounts as the effect of such shares is anti-dilutive. As of December 31, 2019, 2018 and 2017, options, warrants and deferred shares that could potentially dilute basic earnings per share in the future, but were not included in the calculation of diluted amounts per share because they are anti-dilutive, were 13.5 million, 13.7 million and 8.2 million, respectively. See Note 3.3.